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                                                                    EXHIBIT 23.2

                 CONSENT OF TOWNSEND AND TOWNSEND AND CREW LLP

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement (on Form S-1 dated August 9, 1996) and related Prospectus of Anergen, Inc. for the registration of 4,025,000 shares of its Common Stock.

                                              TOWNSEND AND TOWNSEND AND CREW LLP

Palo Alto, California
August 8, 1996